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                                                                      EXHIBIT 99


                          CHESAPEAKE ENERGY CORPORATION
                                     OUTLOOK
                                NOVEMBER 13, 2000

We have adopted a policy of providing investors with guidance on certain factors that affect our future financial performance. As of November 10, 2000, we are using the following key operating assumptions in our projections for the fourth quarter 2000 and full year 2001. The key operating assumptions for 2001 assume the completion of the pending merger with Gothic Energy Corporation in January 2001.

                                                                    Quarter Ending                Year Ending
                                                                    December 31, 2000            December 31, 2001
PRODUCTION
  Oil - Mbo                                                           675 - 725                  2,750 - 3,250
  Gas - Bcf                                                           28.5 - 29                    148 - 155
  Gas Equivalent-Mmcfe                                               32.7 - 32.9                   165 - 175
NYMEX PRICES
  Oil - $/Bo                                                            $26.67                       $24.50
  Gas - $/Mcf                                                           $4.93                        $3.50
DIFFERENTIALS
  Oil - $/Bo                                                            ($0.80)                     ($0.80)
  Gas - $/Mcf                                                           ($0.30)                     ($0.30)
HEDGING VOLUMES
  Oil - Mbo                                                              125                        1,825(1)
  Gas - Mmcf                                                             930                        7,360(2)
HEDGING PRICES (NYMEX)
  Oil                                                                   $28.40                       $29.76
  Gas                                                                   $2.50                        $4.71
OPERATING COSTS PER MCFE
  Production Expense                                                  .38 - .40                    .32 - .35
  Production Taxes (6% of O&G revenues)                               .26 - .28                    .18 - .22
  General and administrative                                          .11 - .13                    .10 - .11
  DD&A - oil and gas                                                  .79 - .81                    .86 - .92
  Depreciation of other assets                                        .05 - .06                    .05 - .06
  Interest expense                                                    .64 - .66                    .62 - .68
OTHER INCOME AND EXPENSE PER MCFE
  Marketing gross profit                                              .02 - .04                    .02 - .04
  Other income                                                        .01 - .03                    .01 - .05
BOOK TAX RATE - PRIMARILY DEFERRED                                      1 - 2%                      35 - 40%
EQUIVALENT SHARES OUTSTANDING
  Basic                                                               152,000 m                    157,000 m
  Diluted                                                             167,000 m                    172,000 m
CAPITAL EXPENDITURES
  Drilling                                                            $35,000 m              $190,000 - $210,000 m
SENSITIVITY TO PRICE CHANGE - FOR EACH $1.00/BBL
  P.V. 10%                                                              $14 mm                     $15 mm(3)
  Cash flow from operations                                            $0.7 mm                 $2.5 - $3.0 mm(3)
SENSITIVITY TO PRICE CHANGE - FOR EACH $0.10/MCF
  P.V. 10%                                                              $60 mm                       $72 mm
  Cash flow from operations                                            $2.9 mm                    $15 - $16 mm

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1)       5,000 BOPD from January through December, 2001.

2)       80,000 Mcfd from March 1 - May 31, 2001

3)       Current reserves pro forma for Gothic merger.

The key operating assumptions presented in the table are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give you no assurance that such expectations will prove to have been correct. Various factors could cause actual results to differ materially from those projected, including, without limitation, those discussed under Risk Factors in the proxy statement/prospectus for the Gothic acquisition dated November 1, 2000, a form of which is included in our registration statement on Form S-4 (file no. 333-47330) filed with the Securities and Exchange Commission on November 1, 2000. Such factors are our substantial indebtedness, fluctuations in the prices of oil and gas, the need to replace reserves, the substantial capital requirements of our business, substantial uncertainties inherent in estimating quantities of oil and gas reserves, projecting future rates of production and the timing of development expenditures, operating risks, restrictions imposed by lenders, the effects of governmental and environmental regulation, pending or future litigation, conflicts of interest our CEO and COO may have, and uncertainties related to the proposed business combination with Gothic. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date set forth above.